SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2002

                               Netro Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                      000-26963                 77-0395029
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                        Identificaton No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                        95134
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (408) 216-1500

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release, dated July 30, 2002.

Item 9.  Regulation FD Disclosure.

     On July 30, 2002, Netro Corporation announced that its Board of Directors had rejected an unsolicited acquisition offer from Wyndcrest Holdings, LLC of Palm Beach, Florida. The July 26, 2002 offer made by Wyndcrest offers to purchase all of the outstanding shares of Netro for $4.01 per share. In exercising its fiduciary duty, the Board determined that the proposal did not reflect the true long-term value of Netro, and therefore was not in the best interests of Netro's stockholders. Consistent with its fiduciary duties, the Board will continue to closely monitor the evolving Angel and AirStar markets and the company's business plan, and intends to continue to take such future actions which it believes are in the best interests of the company's stockholders.

     Netro also announced today that the adult son of Gideon Ben-Efraim referenced in the company's self tender offer materials has confirmed to the company that he will not tender any shares in the proposed tender offer.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, political and economic conditions in the countries we do business in, business conditions generally, growth in the telecommunications industry, delays in the expansion of networks by existing customers, the financial condition and strategy of our OEM partners, lower than expected customer orders, competitive pressures, technological difficulties encountered in developing new products, the availability of capital to service providers, the ability to timely adopt the Angel product for the international marketplace, achieving revenues from the Angel product in the second half of 2002, and Netro's ability to manufacture and sell the Angel product on a cost-effective basis. We expressly disclaim any responsibility to update any projections contained herein. Further information regarding these and other risks is included in Netro's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, in Netro's Quarterly Report on Form 10-Q for the three months ended March 31, 2002 and in its other filings with the Securities and Exchange Commission.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2002                        By:  /s/ Sanjay Khare
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                                                 Sanjay Khare
                                                 Vice President and Chief
                                                 Financial Officer


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                                 Exhibit Index

         99.1     Press Release, dated July 30, 2002.